Exhibit 99.1

Pelican Acquisition Corporation (NASDAQ: PELI) Announces Successful Approval of its Business Combination with Pelican Holdco, Inc., Greenland Exploration Limited, and March GL Company at the Extraordinary General Meeting of Shareholders held on March 19, 2026

Houston — March 19, 2026 — Pelican Acquisition Corporation (“Pelican”), a publicly traded special purpose acquisition corporation, today announced the successful approval of its proposed business combination with Pelican Holdco, Inc. (“PubCo”), Greenland Exploration Limited (“Greenland”), and March GL Company (“March GL”) at its extraordinary general meeting of shareholders held on March 19, 2026 (the “Extraordinary General Meeting”). At the Extraordinary General Meeting the shareholders of Pelican additionally approved all other proposals presented at the meeting. PubCo, Greenland, March GL, and Pelican expect the business combination to be consummated on or about March 24, 2026.

About the Transaction

Greenland Exploration Limited, March GL Company, and Pelican Holdco, Inc. are currently in the process of a business combination with Pelican Acquisition Corporation. The transaction aims to create a publicly traded energy company focused on enhancing global energy security through the responsible development of Greenland’s natural resources.

About Greenland Exploration Limited

Greenland Exploration Limited is a Texas-based entity focused on developing strategic positions in North American energy assets. Through its partnerships, Greenland aims to deliver long-term shareholder value in a dynamic and evolving energy market. https://www.linkedin.com/company/greenland-energy-company

About March GL Company

March GL Company, a privately-owned Texas Corporation, entered into an agreement with 80 Mile for drilling to commence at the Jameson oil and gas basin in Greenland. March GL will fund 100% of the costs associated with up to two exploration wells, which are designed to delineate the sedimentary structure and energy potential of the Jameson Land Basin. In return, March GL will earn through 80 Mile’s subsidiary company up to 70% interest in the entire basin. March GL Company will be appointed as the Field Operations Manager. More information is available on its website www.MarchGL.com.

About Pelican Acquisition Corporation

Pelican Acquisition Corporation is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Pelican is not limited to any particular industry or geographic region in identifying prospective targets.

Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination, Pelican filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a proxy statement/prospectus of Pelican and was declared effective on February 17, 2026. Pelican will mail the definitive proxy statement/prospectus relating to the Business Combination to Pelican’s shareholders as of the respective record dates to be established for voting on the Business Combination. The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the Business Combination and the other matters to be voted upon at a meeting of the Pelican shareholders (the “Pelican Shareholder Meeting”). This press release does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide a basis for any investment decision or any other decision in respect of such matters. Pelican, Greenland Exploration Limited, March GL Company, or PubCo may also file other documents with the SEC regarding the Business Combination. Pelican’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Pelican, Greenland Exploration Limited, March GL Company, PubCo, and the Business Combination.

Pelican’s shareholders and other interested persons will be able to obtain copies of the Registration Statement, including the proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Pelican, Greenland Exploration Limited, March GL Company, and PubCo through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Pelican, Greenland Exploration Limited, March GL Company, PubCo, and their respective directors and officers may be deemed participants in the solicitation of proxies of Pelican shareholders in connection with the Business Combination. More detailed information regarding the directors and officers of Pelican, and a description of their interests in Pelican is contained in Pelican’s filings with the SEC, including its Quarterly Report on Form 10-Q for the fiscal quarters ended October 31, 2025, which was filed with the SEC on December 19, 2025, July 31, 2025, which was filed with the SEC on September 15, 2025, April 30, 2025, which was filed with the SEC on June 27, 2025, and the initial business combination offering filed on Form S-1, and effective as of May 22, 2025, which are available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies of Pelican’s shareholders and other interested persons in connection with the Business Combination and other matters to be voted upon at the Pelican Shareholders Meeting will be set forth in the Registration Statement for the Business Combination when available.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, but are not limited to, statements about PubCo, Pelican, Greenland Exploration Limited, and March GL Company’s ability to effectuate the Business Combination discussed in this document; the benefits of the Business Combination; the future financial performance of Greenland (defined as the Greenland Energy Company, which will be the go-forward public company following the completion of the Business Combination) following the contemplated transactions; changes in the parties’ strategy; future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Pelican’s, Greenland Exploration Limited’s, March GL Company’s, or PubCo’s views as of any subsequent date, and none of Pelican, Greenland Exploration Limited, March GL Company, and PubCo undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Pelican nor Greenland gives any assurance that either Pelican or Greenland will achieve its business expectations. Therefore, you should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Greenland’s actual result or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination by Pelican’s business combination deadline, including after approval of applicable extensions and the potential failure to obtain such extension(s) of the business combination by the deadline if sought by Pelican; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination, (iii) the outcome of any legal, regulatory, or governmental proceedings that may be instituted against Pelican, Greenland Exploration Limited, March GL Company, or PubCo or any investigation or inquiry following announcement of the Business Combination, including in connection with the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain approval of Pelican’s shareholders or other interested persons; (v) Greenland Exploration Limited, March GL Company, and PubCo’s success in retaining or recruiting, or changes required in its officers, key employees or directors, following the Business Combination; (vi) the ability of the parties to obtain the listing of the Greenland’s common stock on a national securities exchange upon the date of closing of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Greenland Exploration Limited or March GL Company; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) the unexpected costs related to the Business Combination; (x) the amount of redemptions by the Pelican public shareholders being greater than expected; (xi) the management and board composition of Greenland following the Business Combination; (xii) limited liquidity and trading of Greenland’s securities following completion of the Business Combination; (xiii) changes in domestic and foreign business, market, financial, political, and legal conditions, including March GL Company’s expectations of receiving extensions on applicable licenses, (xiv) the possibility that Pelican, Greenland Exploration Limited, or March GL Company may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Pelican, Greenland Exploration Limited, or March GL Company’s resources; (xvii) the risk that the consummation of the Business Combination is substantially delayed or does not occur; and (xviii) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in other filings of Pelican with the SEC.

No Offer or Solicitation

This press release relates to a Business Combination by and among Pelican, Greenland Exploration Limited, PubCo, and March GL Company. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there by any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therein.

Contact

Robert Labbe

Chief Executive Officer

Email: admin@pelicanacq.com

Tel: (212) 612-1400